UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2026

TECH TONIC GROUP CORP.
(Exact name of Registrant as specified in its charter)

Wyoming

(State or other jurisdiction of incorporation)

000-56793

(Commission File Number)

36-5075435

(IRS Employer Identification No.)

TECH TONIC GROUP CORP.

Remscheider Str. 54

Krefeld, Germany 47807

(Address of principal executive offices)

(307) 855-1550

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common stock, par value of $0.001

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.  Corporate Governance & Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director.

On January 30, 2026, pursuant to resolutions of the Board of Directors, the Company appointed Mr. Sabyrzhan Zhumakhmat Uulu, 26, to serve as a director, effective immediately.

Background.

Mr. Zhumakhmat Uulu is an entrepreneur and software engineer with more than nine years of operational experience delivering software solutions as an independent (freelance) developer in the IT sector. His experience includes full-stack web and mobile application development, software architecture, API design and integration, database design and optimization, and cloud-based deployment and operations. He has worked with clients across multiple industries to translate business requirements into scalable applications, manage product backlogs and development roadmaps, and deliver secure, maintainable codebases. His technical capabilities include modern programming languages and frameworks, RESTful services, relational databases, and common DevOps tooling (CI/CD pipelines, containerization), along with quality assurance practices such as automated testing and code review.

Board Committees and Term.

Mr. Zhumakhmat Uulu will serve until the next annual meeting of shareholders (or until his successor is duly elected and qualified). Committee assignments have not yet been determined and will be considered at a subsequent meeting of the Board.

Arrangements; Family Relationships; Related Transactions.

There are no arrangements or understandings between Mr. Zhumakhmat Uulu and any other person pursuant to which he was selected as a director. To the Company’s knowledge, Mr. Zhumakhmat Uulu has no family relationships with any of the Company’s directors or executive officers. The Company further is not aware of any transactions in which Mr. Zhumakhmat Uulu has a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K.

Director Compensation.

Mr. Zhumakhmat Uulu will be eligible to participate in the Company’s standard non-employee director compensation program, if any, as may be determined from time to time by the Board (or the Compensation Committee). Any initial equity or cash retainers, if applicable, will be disclosed once approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECH TONIC GROUP CORP.

By:	/s/ Dmitrii Perfilev

Name:  Dmitrii Perfilev

Title:  President, Treasurer, Secretary and Director (Principal Executive, Financial and Accounting Officer)

Date: January 30, 2026

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